BANK BORROWINGS	12 Months Ended
Dec. 31, 2013
BANK BORROWINGS
12.	BANK BORROWINGS

	As of December 31,
	2012	2013

Short term borrowings	$54,012	$123,434
Long term borrowings	$—	$42,635

The balance as of December 31, 2012 represented short term bank loans from various domestic commercial banks with fixed or floating interest rates ranging from 6.00% to 7.22% per annum. Out of the $54,012 balance, $31,540 were without any collateral, and the remaining $22,472 were guaranteed by a director of the Company and pledged with accounts receivable of iSoftStone WOFE and iSoftStone Wuxi.

As of December 31, 2013, the short term bank loans and long term bank loans are from various domestic commercial banks with fixed or floating interest rates ranging from 5.54% to 7.21% per annum. Out of the $123,434 short term borrowing, $106,585 are without any collateral, and the remaining $16,849 are guaranteed by a director of the Company, or pledged with accounts receivable of iSoftStone WOFE, or pledged with the building of Ruantong Xutian. Out of the $42,635 long term borrowings, $16,436 were without any collateral, and the remaining $26,199 were pledged with the building of Ruantong Xutian.

As of December 31, 2013, the Company had bank loan credit facilities totaling $213,423; out of such, $166,069 was utilized for bank borrowings, and unused facilities were $47,354 at Dec 31, 2013. Credit facility of $44,601 expired at the end of December 31, 2013, the Company has renewed $47,905 credit facilities in January 2014.

The fair value of short term borrowing was $53,425 and $122,887 as of December 31, 2012 and 2013, respectively. The fair value of long term borrowing was $40,321 as of December 31, 2013. The recorded values of short term and long-term borrowing approximate their fair values, as interest rates approximate market rates. The fair value of short term and long-term borrowing is determined as present value of the debt using market interest rates. These borrowings are categorized in Level 2 of the fair value hierarchy.